Exhibit 99.1

NEWS RELEASE

HECLA REPORTS DISCOVERIES AT SAN SEBASTIAN, CASA BERARDI AND GREENS CREEK

FOR IMMEDIATE RELEASE

February 12, 2018

COEUR D’ALENE, IDAHO -- Hecla Mining Company (NYSE:HL) today provided an update on its exploration programs during the fourth quarter.

Exploration Highlights

●	San Sebastian continues to expand high-grade, polymetallic zones similar to the Hugh Zone on the Middle and Francine veins.

●

Casa Berardi has expanded and refined resources that could increase the size of the proposed Principal and current East Mine Crown Pillar (EMCP) open pits and discovered mineralization that could lead to new pits in the west part of the mine at the West Mine Pillar and NW-SW zones.

●	Drilling of the 118 and 123 zones at Casa Berardi has discovered high-grade mineralization at depth and to the west.

●	Greens Creek exploration continues to expand the resource by drilling on known mineralized trends.

“Our strategy of investing in exploration continues to add value, with considerable exploration success this year, including the record silver, gold and lead reserves announced last week,” said Phillips S. Baker, Jr., President and CEO. “This past quarter was no different than the full year. We continue to expand the polymetallic mineralization at San Sebastian, so much so that we expect to take a bulk sample this year. At Casa Berardi, our exploration continues to confirm the high expectations we had when we acquired it, with expansions of planned pits and discovery of new open pitable material as well as new high-grade lenses underground. Finally, drilling at Greens Creek discovered high-grade mineralization in the central part of the mine that could enhance Greens Creek’s already exceptional mine economics and mine life.”

San Sebastian - Mexico

During the quarter, exploration with three core drills that were directed towards polymetallic mineralization successfully discovered new high-grade zones along the Middle and Francine veins.

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	1

Drilling of the 97 Zone along the West Middle Vein was directed toward a new zone of high-grade, polymetallic mineralization with similar mineral characteristics as the previously discovered Hugh Zone on the Francine Vein. The 97 Zone extends 1,000 feet along strike and 750 feet down-dip and is open to the east and at depth. This mineralization is located about 100 to 300 feet below the new Middle Vein underground mine ramp and a development drift has begun that will facilitate the collection of a bulk sample of the polymetallic mineralization this year. Recent assay results from step-out drilling include 10.2 oz/ton silver, 3% copper, 10% lead, and 18% zinc over 4.4 feet and 12.0 oz/ton silver, 4% copper, 6% lead, and 9% zinc over 5.4 feet. Drilling is planned to the east and at 1,000 feet of depth to evaluate the potential of polymetallic mineralization to extend below the 3,000 feet of strike length of the oxide reserves.

On the Francine Vein, drilling continues to intersect high-grade, polymetallic mineralization extending 600 feet to the west and 800 feet east of the current Hugh Zone resource for a total of over 5,000 feet of strike length. Recent vein intercepts suggest this polymetallic mineralization is closer to surface to the west. Recent assay results from drilling on the Francine Vein include 9.2 oz/ton silver, 2% copper, 5% lead, and 5% zinc over 6.3 feet to the east and 12.8 oz/ton silver, 2% copper, 4% lead and 6% zinc over 3.6 feet to the west.

As noted in the last quarter, a drill hole located 2,500 feet to the west of the Hugh Zone resource intersected a polymetallic vein with over six feet of true thickness. Results of step-out drilling in this area include 9.1 oz/ton silver, 3% copper, 3% lead, and 4% zinc over 2.6 feet. The vein is one of the most western intersections along the Francine Vein and is largely open between the most recent drilling west of the Hugh Zone.

Drilling continues to expand resources and evaluate polymetallic targets along the Middle and Francine veins and the plan is to also evaluate near-surface, oxide mineralization at the Provessor, North and Esperanza veins.

More complete drill assay highlights from San Sebastian can be found in Table A at the end of this release and a presentation showing drill intersection locations is available at the following: http://ir.hecla-mining.com/interactive/newlookandfeel/4130678/Hecla-Q4-2017ExplorationUpdate.pdf

Casa Berardi – Quebec

During the fourth quarter, six underground drills were used to refine stope designs, expand reserves and resources in the 118, 123, and 124 zones and confirm further potential at depth, to the west and in some cases to the east. Up to four drills on surface completed in-fill and exploration drilling that could expand the proposed Principal Pit and the current EMCP pit and discover new mineralization that could lead to pits in the west part of the mine.

At the Lower 118 Zone, drilling has confirmed the continuity of multiple mineralized lenses that extend over 1,600 feet down-plunge and remain open to depth and to the east and west of the current resources. Drilling near the bottom of the mine returned 0.90 oz/ton gold over 21.9 feet and 0.38 oz/ton gold over 37.8 feet and suggests there is good potential to extent high-grade resources to the west and to depth near the Casa Berardi Fault and below the current mine infrastructure.

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	2

Drilling of stacked, high-grade lenses of the 123 Zone is defining the connection of multiple mineralized lenses for over 1,600 feet of strike length and over 3,000 feet down-dip below the 1010 level. Drilling on the western extreme of the lower 123 Zone intersected 0.32 oz/ton gold over 37.1 feet, confirming the continuation of multiple lenses. Also, to the east there was an intersection grading 0.22 oz/ton gold over 24.0 feet. Drilling below the mine infrastructure intersected 0.41 oz/ton gold over 10.7 feet and 0.35 oz/ton gold over 11.5 feet. Drilling of the lower 123 Zone at the bottom of the mine confirmed vein continuity and shows that it is open at depth and to the east and west of the current resources.

Intersections from drilling on the upper part of the 124 Zone include 0.91 oz/ton gold over 4.6 feet and 0.42 oz/ton gold over 17.7 feet, suggesting mineralization continues down from surface and is open at depth and to the west. Drilling in this area has also confirmed the high-grade nature of the crown pillar below the proposed Principal Pit.

Surface and shallow underground drilling have identified extensions of potential pits that are being evaluated for production. Drilling along the northeast extension of the proposed Principal Pit area confirmed 1,200 feet of continuity to the northeast and includes an intersection of 0.11 oz/ton gold over 7.2 feet. Drilling targeting the shallow eastern extension of the 124 Zone intersected strong mineralization including 0.14 oz/ton gold over 9.7 feet. Underground drilling of this target is planned to evaluate deeper extensions of the high-grade shoots. Drilling on the west extension of the current EMCP pit has returned 0.09 oz/ton gold over 27.8 feet and 0.07 oz/ton gold over 50.7 feet to define an extension over 700 feet to the west of the current pit outline.

Drilling of the West Mine Surface Pillar within 800 feet of surface to the west of the west shaft intersected a broad mineralized zone of 0.04 oz/ton gold over 78.7 feet that contains an interval of 0.12 oz/ton gold over 13.8 feet. In-fill drilling in 2018 may convert a large portion of those resources to indicated category with the eventual incorporation into the life of mine plan.

Aggressive surface drilling programs are planned through 2018 at the 124 Zone (Principal area), 146/EMCP, West Mine Surface Pillar and South West zones to define a possible series of open pits along the Casa Berardi Fault. Underground drilling is expected to continue to expand and refine the lower 118, 121 and 123 zones lower in the mine.

More complete drill assay highlights from Casa Berardi can be found in Table A at the end of the release and a presentation showing drill intersection locations is available at the following: http://ir.hecla-mining.com/interactive/newlookandfeel/4130678/Hecla-Q4-2017ExplorationUpdate.pdf

Greens Creek – Alaska

At Greens Creek, drilling in the fourth quarter, targeting the East Ore, Deep 200 South, Gallagher, Deep Southwest and West zones, upgraded and expanded the known resources. Strong assay results were also received from previous drilling on the East Ore, Gallagher and Deep 200 South zones.

In the East Ore Zone intersections from definition drilling, including 32.3 oz/ton silver, 0.18 oz/ton gold, 9.0% zinc and 4.8% lead over 19.8 feet, compare favorably to previously modeled resource estimates, particularly at higher elevations. Step-out drilling, including an intersection of 54.2 oz/ton silver, 0.43 oz/ton gold, 4.25% zinc and 1.34% lead over 19.0 feet, suggest strong mineralization continues beyond the resource to the south and at depth. Aggressive drilling of the East Ore Zone is planned to continue well into 2018 with the goal of confirming reserves and expanding the known resource.

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	3

Definition drilling of the southern portion of the Deep 200 South Zone, including 40.1 oz/ton silver, 0.03 oz/ton gold, 6.0% zinc and 4.2% lead over 18.9 feet, improved the high-grades and upgraded it to indicated resource. Exploration drilling south of the current resource has extended 200 South Bench mineralization another 300 feet with an intersection of 23.6 oz/ton silver, 0.06 oz/ton gold, 2.5% zinc and 1.3% lead over 19.5 feet. Recent exploration drilling further south suggests the bench mineralization remains robust.

Drilling of the Gallagher Zone confirmed modeled thicknesses and may have increased the resource by defining mineralization further to the west and east beyond the current resource. Intersections from this program include 25.3 oz/ton silver, 0.01 oz/ton gold, 0.7% zinc and 0.3% lead over 9.4 feet and 8.4 oz/ton silver, 0.03 oz/ton gold, 11.8% zinc and 6.4% lead over 11.2 feet.

Underground drilling for the remainder of the year is planned to focus on the East Ore, Upper Plate, Deep 200 South, and Gallagher zones.

More complete drill assay highlights from Greens Creek can be found in Table A at the end of this release and a presentation showing drill intersection locations is available at the following: http://ir.hecla-mining.com/interactive/newlookandfeel/4130678/Hecla-Q4-2017ExplorationUpdate.pdf.

ABOUT HECLA

Founded in 1891, Hecla Mining Company (NYSE:HL) is a leading low-cost U.S. silver producer with operating mines in Alaska, Idaho and Mexico, and is a growing gold producer with an operating mine in Quebec, Canada. The Company also has exploration and pre-development properties in seven world-class silver and gold mining districts in the U.S., Canada, and Mexico, and an exploration office and investments in early-stage silver exploration projects in Canada.

Cautionary Statements Regarding Forward Looking Statements

Statements made or information provided in this news release that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of Canadian securities laws. Words such as “may”, “will”, “should”, “expects”, “intends”, “projects”, “believes”, “estimates”, “targets”, “anticipates” and similar expressions are used to identify these forward-looking statements. The material factors or assumptions used to develop such forward-looking statements or forward-looking information include that the Company’s plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated, to which the Company’s operations are subject.

Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, metals price volatility, volatility of metals production and costs, litigation, regulatory and environmental risks, operating risks, project development risks, political risks, labor issues, ability to raise financing and exploration risks and results. Refer to the Company's Form 10K and 10-Q reports for a more detailed discussion of factors that may impact expected future results. The Company undertakes no obligation and has no intention of updating forward-looking statements other than as may be required by law.

Cautionary Statements to Investors on Reserves and Resources

Reporting requirements in the United States for disclosure of mineral properties are governed by the SEC and included in the SEC's Securities Act Industry Guide 7, entitled “Description of Property by Issuers Engaged or to be Engaged in Significant Mining Operations” (Guide 7). However, the Company is also a “reporting issuer” under Canadian securities laws, which require estimates of mineral resources and reserves to be prepared in accordance with Canadian National Instrument 43-101 (NI 43-101). NI 43-101 requires all disclosure of estimates of potential mineral resources and reserves to be disclosed in accordance with its requirements. Such Canadian information is being included here to satisfy the Company's “public disclosure” obligations under Regulation FD of the SEC and to provide U.S. holders with ready access to information publicly available in Canada.

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	4

Reporting requirements in the United States for disclosure of mineral properties under Guide 7 and the requirements in Canada under NI 43-101 standards are substantially different. This document contains a summary of certain estimates of the Company, not only of proven and probable reserves within the meaning of Guide 7, but also of mineral resource and mineral reserve estimates estimated in accordance with the definitional standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101. Under Guide 7, the term “reserve” means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination.  The term “economically,” as used in the definition of reserve, means that profitable extraction or production has been established or analytically demonstrated to be viable and justifiable under reasonable investment and market assumptions.  The term “legally,” as used in the definition of reserve, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Hecla must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Hecla’s current mine plans. The terms “measured resources”, “indicated resources,” and “inferred resources” are Canadian mining terms as defined in accordance with NI 43-101. These terms are not defined under Guide 7 and are not normally permitted to be used in reports and registration statements filed with the SEC in the United States, except where required to be disclosed by foreign law. The term “resource” does not equate to the term “reserve”. Under Guide 7, the material described herein as “indicated resources” and “measured resources” would be characterized as “mineralized material” and is permitted to be disclosed in tonnage and grade only, not ounces. The category of “inferred resources” is not recognized by Guide 7. Investors are cautioned not to assume that any part or all of the mineral deposits in such categories will ever be converted into proven or probable reserves. “Resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of such a “resource” will ever be upgraded to a higher category or will ever be economically extracted. Investors are cautioned not to assume that all or any part of a “resource” exists or is economically or legally mineable. Investors are also especially cautioned that the mere fact that such resources may be referred to in ounces of silver and/or gold, rather than in tons of mineralization and grades of silver and/or gold estimated per ton, is not an indication that such material will ever result in mined ore which is processed into commercial silver or gold.

Qualified Person (QP) Pursuant to Canadian National Instrument 43-101

Dean McDonald, PhD. P.Geo., Senior Vice President - Exploration of Hecla Mining Company, who serves as a Qualified Person under National Instrument 43-101, supervised the preparation of the scientific and technical information concerning Hecla’s mineral projects in this news release. Information regarding data verification, surveys and investigations, quality assurance program and quality control measures and a summary of sample, analytical or testing procedures for the Greens Creek Mine are contained in a technical report prepared for Hecla titled “Technical Report for the Greens Creek Mine, Juneau, Alaska, USA” effective date March 28, 2013, and for the Lucky Friday Mine are contained in a technical report prepared for Hecla titled “Technical Report on the Lucky Friday Mine Shoshone County, Idaho, USA” effective date April 2, 2014, for the Casa Berardi Mine are contained in a technical report prepared for Hecla titled "Technical Report on the Mineral Resource and Mineral Reserve Estimate for the Casa Berardi Mine, Northwestern Quebec, Canada" effective date March 31, 2014 (the "Casa Berardi Technical Report"), and for the San Sebastian Mine are contained in a technical report prepared for Hecla titled "Technical Report for the San Sebastian Ag-Au Property, Durango, Mexico" effective date September 8, 2015. Also included in these three technical reports is a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors. Copies of these technical reports are available under Hecla's profile on SEDAR at www.sedar.com.

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	5

For further information, please contact:

Mike Westerlund

Vice President, Investor Relations

800-HECLA91 (800-432-5291)

Investor Relations

Email: hmc-info@hecla-mining.com

Website: www.hecla-mining.com

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	6

Table A - Assay Results – Q4 2017

San Sebastian (Mexico)

Zone	Drill Hole Number	Sample From (ft)	Sample To (ft)	Width (feet)	True Width (feet)	Gold (oz/ton)	Silver (oz/ton)	Zinc (%)	Lead (%)	Copper (%)
Middle Vein	SS-1450	818.3	821.5	3.2	2.0	0.00	2.6	1.4	1.08	0.35
Middle Vein	SS-1454	987.4	996.3	9.0	5.4	0.07	12.0	8.5	5.46	4.36
Middle Vein	SS-1458	1095.2	1099.7	3.2	3.6	0.00	3.5	3.1	2.78	0.99
Middle Vein	SS-1460	1298.4	1304.3	3.5	4.4	0.00	10.2	17.5	10.30	2.55
East Francine	SS-1437	859.3	881.2	21.9	18.4	0.00	0.2	0.1	0.03	0.06
East Francine	SS-1438	1368.5	1376.0	7.5	6.3	0.00	9.2	5.2	5.42	1.73
East Francine	SS-1444	1613.1	1624.6	11.5	9.6	0.00	4.6	4.0	1.48	1.47
East Francine	SS-1448	1708.6	1712.4	3.8	3.2	0.01	6.4	5.6	2.99	0.67
East Francine	SS-1453	1370.8	1379.5	8.8	7.4	0.00	3.0	3.6	2.13	0.43
East Francine	SS-1465	1696.4	1702.5	6.1	5.1	0.00	4.1	2.4	1.47	1.16
Francine	SS-1471	982.6	996.6	14.0	11.8	0.04	4.7	2.1	2.41	0.69
West Francine	SS-1474	663.5	667.8	4.3	3.6	0.00	12.8	5.9	3.86	2.17
West Francine	SS-1475	1504.0	1505.3	1.3	1.1	0.00	11.6	10.0	4.93	3.07
West Francine	SS-1478	1173.4	1175.7	2.3	1.9	0.06	15.1	0.5	0.30	1.06
West Francine	SS-1459	991.9	995.0	3.1	2.6	0.00	9.1	3.6	2.85	3.22

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	7

Casa Berardi (Quebec)

Zone	Drill Hole Number	Drill Hole Section	Drill Hole Azm/Dip	Sample From	Sample To	True Width (feet)	Gold (oz/ton)	Depth From Mine Surface (feet)
Lower 118 - 990 Area	CBP-0990-033	12137	341/-14	187.0	229.7	37.8	0.38	-3286.6
118	CBP-0990-034	12136	341/22	203.4	213.3	10.5	0.39	-3148.6
118	CBP-0990-035	12151	354/-20	206.7	223.1	15.1	0.31	-3308.7
118	CBP-0990-042	12152	354/-38	196.9	210.0	10.7	0.35	-3358.1
118	CBP-0990-042	12152	354/-38	239.5	265.7	21.9	0.90	-3387.3
118	CBP-0990-045	12139	341/-34	213.3	266.7	42.1	0.41	-3358.5
Lower 123 - 870-990 Area	CBP-0870-123	12212	193/-4	152.9	190.3	37.1	0.32	-2822.1
123	CBP-0870-124	12222	179/-17	199.1	210.0	10.2	0.15	-2865.7
123	CBP-0870-125	12241	168/-24	482.3	495.4	12.1	0.20	-2955.1
123	CBP-0870-127	12198	242/35	72.2	137.1	62.0	0.11	-2744.9
123	CBP-0870-127	12152	242/35	312.0	321.5	8.5	0.17	-2623.7
123	CBP-0870-127	12138	242/35	367.1	400.9	24.0	0.22	-2584.8
123	CBP-0870-130	12201	242/26	75.8	84.3	7.5	0.26	-2770.9
123	CBP-0950-055	12365	180/23	68.9	141.1	71.6	0.32	-3073.4
123	CBP-0950-056	12366	180/0	75.5	167.3	90.5	0.26	-3116.6
123	CBP-0950-057	12365	180/-13	90.2	173.2	73.7	0.25	-3146.6
123	CBP-0950-060	12345	178/36	71.5	113.5	40.0	0.25	-3060.4
123	CBP-0950-061	12345	181/4	75.5	104.3	26.9	0.52	-3112.6
123	CBP-0950-062	12345	181/-16	113.2	149.6	32.5	0.73	-3156.3
123	CBP-0950-063	12345	180/-28	117.1	169.9	54.9	0.33	-3187.0
123	CBP-0950-065	12329	180/1	92.2	119.8	26.1	0.40	-3114.0
123	CBP-0950-069	12346	180/20	59.7	102.4	42.6	0.47	-3087.9
123	CBP-0950-076	12390	177/29	51.5	62.3	10.2	0.55	-3083.3
123	CBP-0950-078	12390	180/-27	9.2	26.6	11.3	0.65	-3124.1
123	CBP-0950-079	12390	180/-40	12.5	49.2	19.0	0.54	-3136.4
123	CBP-0950-080	12387	180/28	39.4	61.7	19.8	0.59	-3086.5
123	CBP-0675	11985	360/-36	200.1	219.8	19.5	0.31	-3341.0
123	CBP-0675	11989	360/-36	465.9	476.0	10.1	0.25	-3491.0
123	CBP-0678	12025	360/-23	649.6	661.4	10.7	0.41	-3475.8
123	CBP-0681	12078	360/-24	587.3	600.1	11.7	0.35	-3459.8
123	CBP-0648	12329	190/-46	39.4	54.1	11.5	0.35	-3165.2
123	CBP-0648	12280	190/-46	853.0	866.1	7.5	0.25	-3690.0
Upper Principal 124 - 210 area	CBP-0210-032	12420	359/28	150.3	170.6	17.7	0.42	-606.9
124	CBP-0210-036	12432	4/46	137.8	157.5	10.5	0.21	-576.0
124	CBP-0210-038	12445	27/32	106.0	113.8	4.6	0.91	-625.8
124	CBP-0210-039	12466	26/42	125.0	134.5	6.5	0.33	-595.3
Explo Surface Principal Area	CBS-17-803	13075	360/-45	721.8	755.6	26.2	0.02	-519.6
124	CBS-17-804	13286	360/-45	319.9	329.7	7.2	0.11	-226.3
124	CBS-17-811	12802	15/-65	543.3	748.0	139.8	0.06	-565.5
124	CBS-17-812	12850	0/-46	190.3	205.1	9.7	0.14	-140.2
124	CBS-17-812	12862	0/-46	1184.4	1186.0	1.0	1.09	-789.9
Surface EMCP pit	CBF-148-049	14621	360/-60	426.5	465.9	27.8	0.09	-389.8
148	CBF-148-049	14618	360/-60	547.9	613.5	50.7	0.07	-500.2
148	CBF-148-050	14599	345/-45	446.2	493.8	40.1	0.04	-340.9
148	CBF-148-051	14653	15/-45	518.4	590.6	64.8	0.03	-392.5
148	CBF-148-052	14628	360/-60	239.5	334.6	72.4	0.06	-262.2
148	CBF-148-052	14626	360/-60	364.2	423.2	41.0	0.05	-354.8
Surface - NW-SW Area	CBS-17-777	10561	1/-44	472.4	502.0	23.0	0.05	-358.2
NW-SW	CBS-17-806	10411	360/-55	1082.0	1107.3	14.4	0.02	-897.3
NW-SW	CBS-17-807	10371	360/-50	816.9	933.1	78.7	0.04	-685.8
NW-SW	CBS-17-808	10381	360/-45	531.5	551.2	18.3	0.02	-405.3
NW-SW	CBS-17-808	10372.19	360/-45	900.6	915.4	13.8	0.12	-649.7
NW-SW	CBS-17-815	9585	360/-60	477.4	492.1	11.2	0.06	-444.0

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	8

Greens Creek (Alaska)

Zone	Drill Hole Number	Drillhole Azm/Dip	Sample From	Sample To	True Width (feet)	Silver (oz/ton)	Gold (oz/ton)	Zinc (%)	Lead (%)	Depth From Mine Portal (feet)
East Ore Definition	GC4672	63/30	466.50	476.50	9.0	12.33	0.09	18.28	4.02	772
	GC4676	63/25	566.00	567.50	1.2	24.42	0.17	5.77	3.45	945
			571.50	576.00	3.5	36.59	0.13	5.07	2.63	949
			580.00	585.00	3.9	20.94	0.16	14.99	4.98	952
	GC4688	63/-20	362.00	381.00	19.0	54.24	0.43	4.25	1.34	569
	GC4692	63/30	643.00	646.00	1.5	14.31	0.00	5.16	0.82	1019
	GC4704	63/-5	384.50	386.00	1.3	14.25	0.04	7.87	2.42	655
	GC4706	63/-19	368.00	373.80	5.8	15.72	0.06	6.37	4.20	566
	GC4707	63/-46	356.10	359.20	3.1	28.14	0.02	4.79	2.76	440
	GC4708	63/-61	362.20	366.60	4.3	34.25	0.05	4.70	2.89	378
	GC4709	63/-85	453.80	455.00	1.1	23.16	0.24	7.47	1.67	249
	GC4715	63/-84	446.00	452.80	5.8	40.96	0.00	4.92	3.10	245
	GC4719	63/20	519.50	524.00	4.4	16.99	0.04	1.85	0.82	797
	GC4720	63/11	491.50	495.00	3.2	314.49	0.98	6.05	0.49	887
	GC4723	63/-13	366.00	369.00	2.9	15.34	0.11	10.35	4.60	625
	GC4726	63/-74	301.50	346.00	42.1	12.54	0.16	11.97	4.59	415
			377.00	397.50	19.8	15.41	0.10	12.20	5.59	371
	GC4743	63/-63	242.00	264.00	19.8	32.30	0.18	8.97	4.82	483
			302.70	304.50	1.7	58.31	0.25	4.84	2.33	470
	GC4746	63/-84	316.00	318.00	1.4	15.97	0.12	1.97	0.08	388
			413.00	416.20	2.5	10.32	0.05	13.22	2.67	378
	GC4764	63/-62	229.20	238.00	8.5	29.09	0.10	8.75	3.88	502
			247.50	248.50	1.0	13.67	0.00	4.28	2.28	487
	GC4769	108/-73	236.50	252.00	13.7	11.51	0.07	5.76	2.23	476
Deep 200 South Definition	GC4727	63/-87	236.00	248.50	12.1	15.25	0.00	7.83	4.30	-1513
			318.00	330.00	12.0	13.38	0.19	2.17	1.55	-1596
	GC4730	63/-77	355.00	361.70	5.8	12.20	0.26	2.37	1.43	-1641
	GC4731	243/-76	647.00	665.00	14.0	15.83	0.14	1.12	0.59	-1658
	GC4732	243/-51	163.00	168.00	3.4	27.44	0.03	0.52	0.24	-1410
			327.50	330.60	2.2	13.42	0.00	2.34	1.02	-1533
			587.00	592.10	3.0	18.98	0.03	0.38	0.21	-1726
Deep 200 South Exploration	GC4671	63/-87	409.00	411.00	2.0	34.06	0.06	1.03	0.47	-1691
	GC4679	63/-78	482.00	490.00	2.7	16.26	0.08	0.75	0.51	-1756
	GC4683	243/-85	183.00	187.00	4.0	32.51	0.02	6.98	3.34	-1464
			216.00	237.00	18.9	40.07	0.03	6.02	4.17	-1493
			389.50	391.00	1.5	27.67	0.10	0.99	0.55	-1667
	GC4691	243/-54	596.40	598.00	1.3	22.08	0.00	2.69	1.02	-1764
	GC4695	243/-65	206.30	208.00	1.5	16.54	0.00	2.45	2.03	-1468
	GC4736	63/-73	688.20	690.00	1.4	10.98	0.04	6.81	3.02	-1936
	GC4741	243/-83	64.00	71.00	6.9	37.70	0.03	11.76	6.07	-1349
			97.20	103.00	3.7	30.20	0.20	7.74	3.88	-1381
			124.20	230.00	22.4	24.09	0.08	3.37	1.60	-1405
			543.80	548.00	4.0	46.62	0.15	1.18	0.58	-1798
			688.00	694.70	6.2	52.67	0.23	4.84	2.44	-1822
	GC4748	243/-76	67.00	68.00	0.9	24.08	0.00	15.01	8.40	-1351
			176.10	201.60	19.5	23.61	0.06	2.51	1.31	-1457
			503.00	513.00	9.7	13.30	0.08	6.78	3.30	-1767
			565.80	569.50	3.6	12.12	0.03	2.60	1.22	-1829
			693.60	711.00	14.8	28.72	0.15	1.69	0.94	-1955
	GC4751	243/-65	61.00	65.50	4.3	17.51	0.00	11.92	5.51	-1345
			597.00	599.00	2.0	21.39	0.00	0.38	0.22	-1828
	GC4754	243/-53	57.00	66.00	9.0	17.81	0.01	14.56	8.67	-1333
			257.00	263.50	6.4	178.47	0.01	8.33	4.33	-1496
Gallagher Definition	GC4677	27/56	22.00	25.50	3.3	14.56	0.00	9.77	5.50	-687
			49.00	65.00	14.5	6.91	0.01	10.10	5.43	-658
	GC4681	261/40	49.00	51.00	1.3	13.67	0.00	11.08	4.90	-675
			162.70	173.40	9.1	5.33	0.41	7.87	4.13	-617
	GC4686	252/9	344.00	349.50	2.5	26.93	0.08	8.00	4.41	-653
	GC4693	243/30	29.80	32.00	1.9	8.80	0.00	10.53	5.20	-618
	GC4696	63/-85	475.00	484.50	9.4	25.34	0.00	0.73	0.34	-1184
	GC4703	243/10	578.50	593.80	11.2	8.39	0.03	11.79	6.44	-591
			606.50	611.00	3.3	5.73	0.03	9.24	4.61	-587
	GC4705	243/6	342.60	344.00	1.0	8.61	0.01	9.97	4.80	-632

Investor Relations, Hecla Mining Company – 1-800-432-5291 – hmc-info@hecla-mining.com	9